UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18,2005

_________________

STRATOS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30869 (Commission File Number)	36-4360035 (IRS Employer Identification No.)

7444 West Wilson Avenue, Chicago, IL (Address of principal executive offices)	60706 (Zip Code)

Registrant’s telephone number, including area code: (708) 867-9600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 18, 2005, The Wall Street Transcript published an interview with Barry Hollingsworth, Stratos’ Chief Financial Officer, a copy of which is attached hereto as Exhibit 99.1 incorporated by reference.

The information, including the exhibit, the registrant furnishes in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

        The following exhibits are furnished with this document:

Exhibit
Number	Description
99.1	Interview with Barry Hollingsworth, Chief Financial Officer of Stratos International, Inc., published July 18, 2005 by The Wall Street Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC. By: /s/ Barry Hollingsworth Name: Barry Hollingsworth Title: Chief Financial Officer

Date: July 18, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Interview with Barry Hollingsworth, Chief Financial Officer of Stratos International, Inc., published July 18, 2005 by The Wall Street Transcript.